UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 3, 2005 (March 7, 2005)


                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      0-22182                84-1070278
         --------                      -------                ----------
(State or other jurisdiction of      (Commission       (I.R.S. Empl. Ident. No.)
 incorporation or organization)      File Number)

          10989 Via Frontera, San Diego, California              92127
          -----------------------------------------              ------
          (Address of principal executive offices)             (Zip Code)

                                 (858) 674-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneouly satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencemnet communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee of the Registrant's Board of Directors approved the engagement of Mayer Hoffman McCann P.C. as the Registrant's new independent auditor effective as of March 3, 2005. The Registrant's prior independent auditor, Nation Smith Hermes Diamond APC, was acquired by Mayer Hoffman McCann. According to information provided to Patriot by Nation Smith's partner representative to the Company, all of the partners of Nation Smith have become partners of Mayer Hoffman McCann.

         The reports of Nation Smith on the financial statements of the Company for the fiscal Years ending May 31, 2004 and 2003, were modified for an uncertainty as to the Company's ability to continue as a going concern. The reports for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

          During Patriot's two most recently completed fiscal years, and through the date of Nation Smith's March 3, 2005 resignation, there were no disagreements between the Company and Nation Smith on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Nation Smith's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on Patriot's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During Patriot's two most recently completed fiscal years, and through the date of Nation Smith's resignation, there were no reportable events as defined in
Item 304(a)(1)(iv) of Regulation S-B.

         During the fiscal years ended May 31, 2004 and 2003, and through the date leading up to the Audit Committee's engagement of Mayer Hoffman McCann, the Company did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

         Patriot provided Nation Smith with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Nation Smith agrees with such disclosures. A copy of such letter, dated March 3,2005, is filed as Exhibit 99.1 to this Current Report.


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

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number         Description of Exhibits
------         -----------------------

99.1           Letter of Nation Smith to the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PATRIOT SCIENTIFIC CORPORATION


Dated:  March 7, 2005                By: /s/ LOWELL W. GIFFHORN
                                         ----------------------
                                         Lowell W. Giffhorn
                                         Exec. V.P. and Chief Financial Officer



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